UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-FR1 Asset-Backed Certificates, Series 2005-FR1, which was made on September 26, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 5.06 of the Pooling and Servicing Agreement for the distribution on September 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 28, 2005
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Administrator:
Robert Waddell 312.904.6257
robert.waddell@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Page 2-3
Page 4-12

Page 19-27
Page 28-36
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 37-45

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005FR1
BS005FR1_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Aug-05
26-Sep-05
27-Aug-35
Parties to The Transaction
Issuer: Bear Stearns & Co. Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.164984%
3.830000%
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2005-FR1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
Bond Payments
Statement Date:
ABN AMRO Acct: 722955.1
1000.000000000
23.822611571
0.000000000
976.177388429
2.737222208
3.9500000000%
0.00
0.00
0.000000000
3.7900000000%
0.000000000
073879F86
I-A-1
312,896,000.00
7,453,999.87
0.00
305,442,000.13
856,465.88
312,896,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.823888898
4.0700000000%
0.00
0.00
0.000000000
3.9100000000%
0.000000000
073879F94
I-A-2
115,714,000.00
0.00
0.00
115,714,000.00
326,763.48
115,714,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.925000000
4.2100000000%
0.00
0.00
0.000000000
4.0500000000%
0.000000000
073879G28
I-A-3
47,492,000.00
0.00
0.00
47,492,000.00
138,914.10
47,492,000.00
1000.000000000
17.858374327
0.000000000
982.141625673
2.838333359
4.0900000000%
0.00
0.00
0.000000000
3.9300000000%
0.000000000
073879G36
II-A-1
194,055,000.00
3,465,506.83
0.00
190,589,493.17
550,792.78
194,055,000.00
1000.000000000
17.858374490
0.000000000
982.141625510
2.874444490
4.1400000000%
0.00
0.00
0.000000000
3.9800000000%
0.000000000
073879G44
II-A-2
48,514,000.00
866,381.18
0.00
47,647,618.82
139,450.80
48,514,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.011666646
4.3300000000%
0.00
0.00
0.000000000
4.1700000000%
0.000000000
073879G51
M-1
80,803,000.00
0.00
0.00
80,803,000.00
243,351.70
80,803,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.134444465
4.5000000000%
0.00
0.00
0.000000000
4.3400000000%
0.000000000
073879G69
M-2
55,136,000.00
0.00
0.00
55,136,000.00
172,820.73
55,136,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.177777494
4.5600000000%
0.00
0.00
0.000000000
4.4000000000%
0.000000000
073879G77
M-3
15,685,000.00
0.00
0.00
15,685,000.00
49,843.44
15,685,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.589444692
5.1300000000%
0.00
0.00
0.000000000
4.9700000000%
0.000000000
073879G85
M-4
15,685,000.00
0.00
0.00
15,685,000.00
56,300.44
15,685,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.697777605
5.2800000000%
0.00
0.00
0.000000000
5.1200000000%
0.000000000
073879G93
M-5
12,833,000.00
0.00
0.00
12,833,000.00
47,453.58
12,833,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.022778043
5.7300000000%
0.00
0.00
0.000000000
5.5700000000%
0.000000000
073879H27
M-6
10,457,000.00
0.00
0.00
10,457,000.00
42,066.19
10,457,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.817221833
6.8300000000%
0.00
0.00
0.000000000
6.6700000000%
0.000000000
073879H35
M-7
8,556,000.00
0.00
0.00
8,556,000.00
41,216.15
8,556,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.817221755
6.8300000000%
0.00
0.00
0.000000000
6.6700000000%
0.000000000
073879H43
M-8
9,506,000.00
0.00
0.00
9,506,000.00
45,792.51
9,506,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
95.760384315
0.00
0.00
0.000000000
N/A
0.000000000
073879J25
CE
23,291,615.17
0.00
0.00
23,291,615.17
2,230,414.02
23,291,615.17
1000.000000000
0.000000000
0.000000000
1000.000000000
2051790.200000000
0.00
205,179.02
2051790.200000000
N/A
0.000000000
073879H92
P
100.00
0.00
0.00
100.00
205,179.02
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879H84
RX
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879H50
R-I
0.00
0.00
0.00
0.00
0.00
0.00
22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.164984%
3.830000%
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2005-FR1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
Bond Payments
Statement Date:
ABN AMRO Acct: 722955.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879H68
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879H76
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
205,179.02
950,623,715.17
950,623,715.17
16,932,712.70
Total
938,837,827.29
11,785,887.88
0.00
5,146,824.82
22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
5,482,315.74
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
546,991.78
29,320.61
11,209,575.49
0.00
0.00
0.00
17,270,976.27
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
950,623,615.17
546,991.78
11,238,896.10
0.00
0.00
0.00
938,837,727.29
4,628
51
0
0
4,577
396,093.17
Extra Principal
Trigger Event
No
0.00
11,785,887.88
Overcollateralization Amt
23,291,615.17
Less Extra Principal
Remittance Interest
0.00
5,482,315.74
0.00
11,238,896.10
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,772.65
5,485,088.39
Total Fees
398,865.83
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
2,772.65
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
318,329.90
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
55,996.42
3,887.29
0.00
0.00
0.00
0.00
378,391.18
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
60,882,445.19
55,996.42
3,887.29
0.00
0.00
0.00
60,822,561.48
230
0
0
0
230
25,367.69
Trigger Event
No
59,883.71
Overcollateralization Amt
23,291,615.17
Remittance Interest
318,329.90
0.00
3,887.29
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(177.57
318,507.47
Total Fees
25,545.26
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
177.57
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
248,511.62
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
19,647.58
1,152.80
268,631.55
0.00
0.00
0.00
538,037.39
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
32,173,896.60
19,647.58
269,784.35
0.00
0.00
0.00
31,884,464.67
482
4
0
0
478
13,405.79
Trigger Event
No
289,431.93
Overcollateralization Amt
23,291,615.17
Remittance Interest
248,511.62
0.00
269,784.35
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(93.84
248,605.46
Total Fees
13,499.63
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
93.84
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM 228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,857,530.49
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
257,197.32
11,135.85
6,827,288.00
0.00
0.00
0.00
9,954,649.84
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
513,659,662.17
257,197.32
6,838,423.85
0.00
0.00
0.00
506,564,041.00
1,663
23
0
0
1,640
214,024.86
Trigger Event
No
7,095,621.17
Overcollateralization Amt
23,291,615.17
Remittance Interest
2,857,530.49
0.00
6,838,423.85
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,498.17
2,859,028.67
Total Fees
215,523.03
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
1,498.17
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM 327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
113,710.41
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
8,734.53
328.53
0.00
0.00
0.00
0.00
122,840.69
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
23,048,520.42
8,734.53
328.53
0.00
0.00
0.00
23,039,457.36
64
0
0
0
64
9,603.55
Trigger Event
No
9,063.06
Overcollateralization Amt
23,291,615.17
Remittance Interest
113,710.41
0.00
328.53
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(67.22
113,777.63
Total Fees
9,670.78
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
67.22
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
267,978.20
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
46,178.36
5,695.71
623,922.66
0.00
0.00
0.00
943,917.80
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
48,983,799.56
46,178.36
629,618.37
0.00
0.00
0.00
48,308,002.83
254
3
0
0
251
20,409.92
Trigger Event
No
675,796.73
Overcollateralization Amt
23,291,615.17
Remittance Interest
267,978.20
0.00
629,618.37
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(142.87
268,121.07
Total Fees
20,552.79
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
142.87
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
116,854.36
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
12,744.58
821.34
108,369.84
0.00
0.00
0.00
238,833.13
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
14,745,285.59
12,744.58
109,191.18
0.00
0.00
0.00
14,623,349.83
418
4
0
0
414
6,143.87
Trigger Event
No
121,935.76
Overcollateralization Amt
23,291,615.17
Remittance Interest
116,854.36
0.00
109,191.18
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(43.01
116,897.37
Total Fees
6,186.88
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
43.01
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
1,479,408.41
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
139,670.89
6,225.78
3,381,363.44
0.00
0.00
0.00
5,007,374.83
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
242,164,288.34
139,670.89
3,387,589.22
0.00
0.00
0.00
238,637,028.23
1,448
17
0
0
1,431
100,901.79
Trigger Event
No
3,527,260.11
Overcollateralization Amt
23,291,615.17
Remittance Interest
1,479,408.41
0.00
3,387,589.22
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(706.31
1,480,114.72
Total Fees
101,608.10
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
706.31
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
79,992.36
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
6,822.10
73.31
0.00
0.00
0.00
0.00
86,931.42
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
14,965,717.30
6,822.10
73.31
0.00
0.00
0.00
14,958,821.89
69
0
0
0
69
6,235.72
Trigger Event
No
6,895.41
Overcollateralization Amt
23,291,615.17
Remittance Interest
79,992.36
0.00
73.31
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(43.65
80,036.01
Total Fees
6,279.37
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.13
0
0.00
43.65
LPMI Fees
0.00
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
26
856,465.88
856,465.88
Act/360
0.00
856,465.88
0.00
0.00
0.00
0.00
No
I-A-1
0.00
0.00
0.00
0.00
26
326,763.48
326,763.48
Act/360
0.00
326,763.48
0.00
0.00
0.00
0.00
No
I-A-2
0.00
0.00
0.00
0.00
26
138,914.10
138,914.10
Act/360
0.00
138,914.10
0.00
0.00
0.00
0.00
No
I-A-3
0.00
0.00
0.00
0.00
26
550,792.78
550,792.78
Act/360
0.00
550,792.78
0.00
0.00
0.00
0.00
No
II-A-1
0.00
0.00
0.00
0.00
26
139,450.80
139,450.80
Act/360
0.00
139,450.80
0.00
0.00
0.00
0.00
No
II-A-2
0.00
0.00
0.00
0.00
26
243,351.70
243,351.70
Act/360
0.00
243,351.70
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
26
172,820.73
172,820.73
Act/360
0.00
172,820.73
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
26
49,843.44
49,843.44
Act/360
0.00
49,843.44
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
26
56,300.44
56,300.44
Act/360
0.00
56,300.44
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
26
47,453.58
47,453.58
Act/360
0.00
47,453.58
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
26
42,066.19
42,066.19
Act/360
0.00
42,066.19
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
26
41,216.15
41,216.15
Act/360
0.00
41,216.15
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
26
45,792.51
45,792.51
Act/360
0.00
45,792.51
0.00
0.00
0.00
0.00
No
M-8
0.00
0.00
0.00
0.00
30
2,230,414.02
2,230,414.02
30/360
0.00
2,230,414.02
0.00
0.00
0.00
0.00
No
CE
0.00
0.00
0.00
0.00
30
205,179.02
205,179.02
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
0.00
0.00
4,941,645.80
5,146,824.82
5,146,824.82
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
I-A-1
22.50%
22.79%
11/27/2028
305,442,000.13
0.00
0.00
312,896,000.00
312,896,000.00
341,575.85
0.00
0.00
0.00
7,112,424.02
I-A-2
22.50%
22.79%
11/25/2033
115,714,000.00
0.00
0.00
115,714,000.00
115,714,000.00
0.00
0.00
0.00
0.00
0.00
I-A-3
22.50%
22.79%
8/27/2035
47,492,000.00
0.00
0.00
47,492,000.00
47,492,000.00
0.00
0.00
0.00
0.00
0.00
II-A-1
22.50%
22.79%
8/27/2035
190,589,493.17
0.00
0.00
194,055,000.00
194,055,000.00
164,332.57
0.00
0.00
0.00
3,301,174.26
II-A-2
22.50%
22.79%
8/27/2035
47,647,618.82
0.00
0.00
48,514,000.00
48,514,000.00
41,083.36
0.00
0.00
0.00
825,297.82
M-1
13.79%
13.97%
8/27/2035
80,803,000.00
0.00
0.00
80,803,000.00
80,803,000.00
0.00
0.00
0.00
0.00
0.00
M-2
7.84%
7.94%
8/27/2035
55,136,000.00
0.00
0.00
55,136,000.00
55,136,000.00
0.00
0.00
0.00
0.00
0.00
M-3
6.15%
6.23%
8/27/2035
15,685,000.00
0.00
0.00
15,685,000.00
15,685,000.00
0.00
0.00
0.00
0.00
0.00
M-4
4.46%
4.52%
8/27/2035
15,685,000.00
0.00
0.00
15,685,000.00
15,685,000.00
0.00
0.00
0.00
0.00
0.00
M-5
3.08%
3.11%
8/27/2035
12,833,000.00
0.00
0.00
12,833,000.00
12,833,000.00
0.00
0.00
0.00
0.00
0.00
M-6
1.95%
1.97%
8/27/2035
10,457,000.00
0.00
0.00
10,457,000.00
10,457,000.00
0.00
0.00
0.00
0.00
0.00
M-7
1.03%
1.04%
8/27/2035
8,556,000.00
0.00
0.00
8,556,000.00
8,556,000.00
0.00
0.00
0.00
0.00
0.00
M-8
0.00%
0.00%
8/27/2035
9,506,000.00
0.00
0.00
9,506,000.00
9,506,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
8/27/2035
23,291,615.17
0.00
0.00
23,291,615.17
23,291,615.17
0.00
0.00
0.00
0.00
0.00
P
NA
NA
8/27/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
546,991.78
0.00
11,238,896.10
0.00
950,623,715.17
938,837,827.29
950,623,715.17
22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
205,179.02
205,179.02
Total Excess Allocated to the Bonds
205,179.02
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
205,179.02
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
335,490.92
0.00
0.00

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
I-A-1
073879F86
NR
Aaa
AAA
I-A-2
073879F94
NR
Aaa
AAA
I-A-3
073879G28
NR
Aaa
AAA
II-A-1
073879G36
NR
Aaa
AAA
II-A-2
073879G44
NR
Aaa
AAA
M-1
073879G51
NR
Aa2
AA
M-2
073879G69
NR
A2
A
M-3
073879G77
NR
A3
A-
M-4
073879G85
NR
Baa1
BBB+
M-5
073879G93
NR
Baa2
BBB
M-6
073879H27
NR
Baa3
BBB-
M-7
073879H35
NR
Ba1
BB+
M-8
073879H43
NR
Ba2
BB
CE
073879J25
NR
NR
NR
P
073879H92
NR
NR
NR

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
930,120,420.39
0.00
0.00
0.00
%
99.0715
%
0.0000
0
4,536
%
98.0121
7,541,969.18
0.00
0.00
0.00
%
0.8033
%
0.0000
30
37
%
0.7995
1,175,337.72
0.00
0.00
0.00
%
0.1252
%
0.0000
60
4
%
0.0864
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
51
%
1.1020
Total:
4,628
938,837,727.29
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
41
8,717,306.90
0.00
0.00
0.00
0.8859%
0.9285%
0.0000%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.81%
0.80%
0.09%
0.13%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
37
7,541,969
4
1,175,338
0
0
0
0
4,536
930,120,420
99.10%
99.07%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
0
0
0
0
0
0
0
0
230
60,822,561
100.00%
100.00%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
0.63%
0.39%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
3
123,864
0
0
0
0
0
0
475
31,760,601
99.37%
99.61%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM 228
0.73%
0.75%
0.18%
0.20%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
12
3,791,362
3
1,013,874
0
0
0
0
1,625
501,758,805
99.09%
99.05%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM 327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
0
0
0
0
0
0
0
0
64
23,039,457
100.00%
100.00%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
0
0
0
0
0
0
0
0
251
48,308,003
100.00%
100.00%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
0.24%
0.26%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
1
38,600
0
0
0
0
0
0
413
14,584,749
99.76%
99.74%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 228
1.47%
1.50%
0.07%
0.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
21
3,588,143
1
161,464
0
0
0
0
1,409
234,887,421
98.46%
98.43%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
0
0
0
0
0
0
0
0
69
14,958,822
100.00%
100.00%

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
26-Sep-05
4,577
98.90%
938,837,727
98.76%
1.10%
1.18%
0
0.00%
0
0.00%
355
7.16%
6.66%
51
11,209,575
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
26-Sep-05
230
4.97%
60,822,561
6.40%
0.00%
0.00%
0
0.00%
0
0.00%
353
6.78%
6.27%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
26-Sep-05
478
10.33%
31,884,465
3.35%
0.83%
0.83%
0
0.00%
0
0.00%
347
9.75%
9.25%
4
268,632
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM 228
26-Sep-05
1,640
35.44%
506,564,041
53.29%
1.38%
1.33%
0
0.00%
0
0.00%
356
6.90%
6.39%
23
6,827,288
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM 327
26-Sep-05
64
1.38%
23,039,457
2.42%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.42%
5.92%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
26-Sep-05
251
5.42%
48,308,003
5.08%
1.18%
1.27%
0
0.00%
0
0.00%
352
6.80%
6.29%
3
623,923
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
26-Sep-05
414
8.95%
14,623,350
1.54%
0.96%
0.73%
0
0.00%
0
0.00%
328
9.98%
9.48%
4
108,370
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
26-Sep-05
1,431
30.92%
238,637,028
25.10%
1.17%
1.40%
0
0.00%
0
0.00%
356
7.48%
6.97%
17
3,381,363
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
26-Sep-05
69
1.49%
14,958,822
1.57%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.92%
6.41%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Sep-05
26-Sep-05
N/A
25-Oct-05
23-Sep-05
Asset-Backed Certificates
Series 2005-FR1
ABN AMRO Acct: 722955.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
22-Sep-2005 - 14:20 (X229-X252) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..